Exhibit 10.2

CONFIDENTIAL

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED BY STAMPS.COM INC.

MANAGEMENT INCENTIVE PLAN

THIS MANAGEMENT INCENTIVE PLAN (this “Bonus Plan”), dated as of July 1, 2016, is made by and among SHIPPINGEASY, INC., a Delaware corporation (the “Company”), STAMPS.COM INC., a Delaware corporation (“Parent”) and the Participant Representative (as defined below), and is acknowledged and agreed to by the Bonus Plan Participants (as defined below).

RECITALS

WHEREAS, Parent, SEG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Company and a representative of the Company’s securityholders have entered into that certain Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”); and

WHEREAS, in connection with the Closing (as defined below) of the transactions contemplated under the Merger Agreement, the Company and Parent desire to implement an incentive plan to incentivize the performance of certain management and other personnel of the Company following the Closing.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements, covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties agree as follows:

ARTICLE I
DEFINED TERMS
1.1          Definitions.

(a)          Capitalized terms used but not otherwise defined shall have the following meanings in this Agreement (or, to the extent not defined in this Bonus Plan but defined in the Merger Agreement, shall have the meanings set forth in the Merger Agreement):

“2016 Stub-Period Adjusted EBITDA Target” means [***].

“2017 Adjusted EBITDA Target” means [***].

“2018 Adjusted EBITDA Target” means [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
“Actual Company 2016 Stub-Period Adjusted EBITDA” means the Company’s Adjusted EBITDA for the period July 1, 2016 through December 31, 2016, provided that if Actual Company 2016 Stub-Period Adjusted EBITDA is greater than the 2016 Stub-Period Adjusted EBITDA Target, then for purposes of Section 2.2(a), and the calculation of the First Bonus Period Shares, the Actual Company 2016 Stub-Period Adjusted EBITDA shall be deemed to be equal to the 2016 Stub-Period Adjusted EBITDA Target.

“Actual Company 2017 Adjusted EBITDA” means the Company’s Adjusted EBITDA for the period January 1, 2017 through December 31, 2017, provided that if Actual Company 2017 Adjusted EBITDA is greater than the 2017 Adjusted EBITDA Target, then for purposes of Section 2.2(b), and the calculation of the Second Bonus Period Shares, the Actual Company 2017 Adjusted EBITDA shall be deemed to be equal to the 2017 Adjusted EBITDA Target.

“Actual Company 2018 Adjusted EBITDA” means the Company’s Adjusted EBITDA for the period January 1, 2018 through December 31, 2018, provided that if Actual Company 2018 Adjusted EBITDA is greater than the 2018 Adjusted EBITDA Target, then for purposes of Section 2.2(c), and the calculation of the Third Bonus Period Shares, the Actual Company 2018 Adjusted EBITDA shall be deemed to be equal to the 2018 Adjusted EBITDA Target.

“Adjusted EBITDA” means the Company’s adjusted EBITDA as outlined and calculated in accordance with the methodology set forth on Exhibit A.

“Adjusted EBITDA Period” means the periods underlying each of the Actual Company 2016 Stub-Period Adjusted EBITDA, the Actual Company 2017 Adjusted EBITDA and the Actual Company 2018 Adjusted EBITDA.

“Adjusted EBITDA Target” means each of the 2016 Stub-Period Adjusted EBITDA Target, the 2017 Adjusted EBITDA Target and the 2018 Adjusted EBITDA Target.

“Applicable Bonus Period Fraction” means each of the First Bonus Period Target Fraction, the Second Bonus Period Target Fraction and the Third Bonus Period Target Fraction as applicable to the related Adjusted EBITDA Period.

“Award” means the granting of an incentive bonus in the form of Parent Common Stock (or cash to the extent provided in Section 5.1(c)) to a Bonus Plan Participant in accordance with the terms of this Bonus Plan.

“Award Date” means the actual issuance date of the related Parent Common Stock (or payment date in the case of an Award paid in cash).

“Bonus Plan Participant” means each of Katie May and Barry Cox; provided, however, that no Award shall be made, and the term Bonus Plan Participants shall not include, with respect to any particular Bonus Plan Period, any person who is no longer an employee of Company or Parent or any other Affiliate of Parent on the related Award Date except to the extent provided in Section 2.7.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
“Cash Bonus Pool” means a fixed cash compensation bonus pool amount for each of the calendar years 2016, 2017, and 2018 that, if earned, shall be distributed by the Participant Representative, with consent of Parent, which consent shall not be unreasonably withheld, to then current employees of Company on or around April 1 of the year following the calendar year for which the Cash Bonus Pool amount is earned. No Cash Bonus Pool amounts shall be deemed earned by any employee until the Participant Representative distributes such amounts to a current employee of Company. [***].

“Cash Bonus Timing Adjustments” means adjustments for compensation and/or bonus payments reflected under GAAP made (or to be made) after the applicable Adjusted EBITDA Period, but that relate to, or are with respect to, such Adjusted EBITDA Period, and were in excess of, or less than, what was previously accrued for such Adjusted EBITDA Period.

“Cause” means (a) a good faith finding by the Company or Parent, that such person has engaged in dishonesty, gross negligence or misconduct that, in such case, either could be reasonably expected to have a material adverse impact on the Company, Parent or any other Affiliate of Parent or could reasonably be expected to harm the reputation of Company, Parent or any other Affiliate of Parent; (b) the conviction of such person, or the entry of a pleading of guilty or nolo contendere by such person to a felony or any other crime that could be reasonably expected to have a material adverse impact on the Company, Parent or any other Affiliate of Parent; (c) such person’s refusal or inability for any reason to perform reasonably assigned duties; (d) such person has breached their fiduciary duties owed to Company, Parent or any other Affiliate of Parent; or (e) such person has materially breached the terms of his or her employment agreement, non-competition and non-solicitation agreement or any other agreement between such person, on the one hand, and the Company, Parent or any other Affiliate of Parent, on the other hand (including, without limitation, the Parent Protective Provisions and the other terms of Section 3.2 of this Bonus Plan), and, in the case of (c), (d), or (e), such person has failed to remedy (if reasonably remediable) such failure within thirty (30) days following written notice (which notice must be given no later than ninety (90) days after the initial occurrence of such event) to such person by the Company, Parent or any other Affiliate of Parent, as applicable.

“Company” means ShippingEasy, Inc., a Delaware corporation.

“Company Sale” means, with respect to the Company after the Closing Date, a transaction where either (i) the Company is no longer a Subsidiary, directly or indirectly, of Parent or (ii) the sale of all or substantially all of the Company’s assets to a Person that is not Parent, a Subsidiary, directly or indirectly, or an Affiliate of Parent.

“Exchange Act” means the Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“First Bonus Period Target Fraction” means the fraction determined by dividing Actual Company 2016 Stub-Period Adjusted EBITDA by the 2016 Stub-Period Adjusted EBITDA Target (which fraction shall in no event be greater than one (1.00)).

“GAAP” means United States generally accepted accounting principles, as consistently applied by Parent.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
“Good Reason” means the occurrence of, without such person’s written consent, (a) a material reduction in the level of such person’s base compensation as of the Closing Date (except where there is a general reduction applicable to management of the Company generally), (b) a material reduction in such person’s overall responsibilities or authority; or (c) an involuntary relocation of greater than fifteen (15) miles from such person’s then current office location.  Such person’s termination of employment shall not be considered to have been made for Good Reason unless such person shall first have delivered to the Company, Parent or another Affiliate of Parent, as applicable, written notice setting forth with specificity the occurrence constituting Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event), and there shall have passed thirty (30) days within which the Company, Parent or such other Affiliate of Parent, as applicable, has not taken any action to correct, rescind or otherwise substantially reverse the occurrence constituting Good Reason as identified by such person, and such person resigns from employment within six (6) months after the initial occurrence of such event.

“Independent Auditor” means a nationally recognized firm of independent auditors that has not performed work for, and is otherwise independent of, each of Parent, the Company and the Bonus Plan Participants within the prior sixty (60) months from the date at issue, and is mutually agreed to by Parent and the Participant Representative.

“Litigation Expense Adjustment” shall mean attorneys’ fees and the other costs, awards and expenses incurred by the Company during the applicable Adjusted EBITDA Period relating to any Actions for which Parent required the Company to initiate, join, pursue or defend such Action and (i) the Company would not have otherwise initiated, joined, pursued or defended such Action in the ordinary course of its business or (ii) the Company was not the cause of such Action and such Action resulted from the implementation of a business initiative directed by the Parent in writing delivered to the Participant Representative (and not consented to by the Participant Representative). Notwithstanding the foregoing, Litigation Expense Adjustment shall not include any such expense amounts resulting from Actions required for compliance with Applicable Laws.

“Parent Common Stock” means shares of common stock, par value $0.001 per share, of Parent.

“Parent Trading Price” means the average of the daily closing prices of a share of Parent Common Stock as reported by the NASDAQ Global Select Market or the then primary exchange listing Parent Common Stock for the ten (10) consecutive trading days ending on the last trading day immediately prior to the date in question.  For example, if this Bonus Plan requires a calculation of Parent Trading Price as of the date of the Merger Agreement, then the applicable ten (10) consecutive trading day period would be such period ending on the last trading day immediately prior to the date of the Merger Agreement.

“Participant Representative” means the Company’s general manager, who shall be [***].

“Partner” means a third party involved in a Partner Relationship.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
“Partner Relationship” means any direct or indirect system or product integration involving one or more third parties, based on, without limitation, data transfers, Internet protocols, application program interfaces, software code, networking or other coordinated means, and any and all related Contracts.

“Pro Rata Bonus Portion” shall mean (i) 50% in the case of Katie May, and (ii) 50% in the case of Barry Cox; provided, however, that the number of shares of Parent Common Stock issued to any single recipient under clauses (i) through (ii) shall be rounded down to the nearest whole share.

“Second Bonus Period Target Fraction” means the fraction determined by dividing Actual Company 2017 Adjusted EBITDA by the 2017 Adjusted EBITDA Target (which fraction shall in no event be greater than one (1.0)).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Third Bonus Period Target Fraction” means the fraction determined by dividing Actual Company 2018 Adjusted EBITDA by the 2018 Adjusted EBITDA Target (which fraction shall in no event be greater than one (1.0)).

“Total Potential Incentive Shares” means an aggregate number of shares of Parent Common Stock resulting from dividing (i) $8,000,000 by (ii) the Parent Trading Price determined as of the date of the Merger Agreement, rounded down to the nearest whole share.

(b)          Each of the following terms is defined in the Section of this Bonus Plan set forth opposite such term:

TERM	SECTION
“AAA”	6.8
“Bonus Period Notice”	2.3(a)
“Bonus Period Objection Notice”	2.3(a)
“Bonus Plan”	Preamble
“Bonus Plan Period”	3.1(b)
“Company”	Preamble
“Completed Bonus Period”	2.7(a)
“First Bonus Period Notice”	2.2(a)
“First Bonus Period Shares”	2.2(a)
“Incentive Shares”	2.2(c)
“JAMS”	6.8
“Merger Agreement”	Recital
“Parent”	Preamble
“Parent Administrative Services”	3.1(b)(v)
[***]	[***]
“Parent Protective Provisions”	3.2(c)
“Plan Adjustment Date”	2.8(b)
“Rule 144”	5.1(a)
“Second Bonus Period Notice”	2.2(b)
“Second Bonus Period Shares”	2.2(b)
“Section 409A”	6.5
“Third Bonus Period Notice”	2.2(c)
“Third Bonus Period Shares”	2.2(c)
[***]	[***]
“Uncompleted Bonus Period”	2.7(a)
[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(c)          Words, terms and titles (including terms defined is this Section 1.1) in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires.

ARTICLE II
DETERMINATION AND ISSUANCE OF AWARDS

2.1.         Purpose of Incentive Bonus Plan.  The purpose of this Bonus Plan is to promote the success and enhance the value of the Company and Parent by providing the Company’s employees with an incentive for performance over multiple years.  This Bonus Plan is further intended to provide flexibility to the Company and Parent, to the extent permissible herein, in its ability to motivate, attract, and retain the services of employees.

2.2.         Calculation of Awards(a)          First Bonus Period.  On or before March 1, 2017, Parent, shall complete the calculation of the Actual Company 2016 Stub-Period Adjusted EBITDA, and deliver such Actual Company 2016 Stub-Period Adjusted EBITDA calculation to the Participant Representative (the “First Bonus Period Notice”).  The First Bonus Period Notice shall contain reasonably detailed data supporting the calculation of Actual Company 2016 Stub-Period Adjusted EBITDA. If Actual Company 2016 Stub-Period Adjusted EBITDA, as finally determined pursuant to Section 2.3, is at least seventy-five percent (75%) of the 2016 Stub-Period Adjusted EBITDA Target, then Parent shall issue shares of Parent Common Stock (the “First Bonus Period Shares”) to each Bonus Plan Participant according to his or her Pro Rata Bonus Portion (rounded down to the nearest whole share) within thirty (30) days of the final determination of Actual Company 2016 Stub-Period Adjusted EBITDA pursuant to Section 2.3.  The aggregate possible number of First Bonus Period Shares that may be awarded under this Section 2.2(a) shall be equal to (i) [***] of the Total Potential Incentive Shares, multiplied by (ii) the First Bonus Period Target Fraction, with the result of such calculation rounded down to the nearest whole share and allocated to the Bonus Plan Participants based on their respective Pro Rata Portion. For the avoidance of any doubt, (i)  if Actual Company 2016 Stub-Period Adjusted EBITDA is less than seventy-five percent (75%) of the 2016 Stub-Period Adjusted EBITDA Target, then Parent shall have no obligation to issue, and no Bonus Plan Participant shall have the right to receive, any First Bonus Period Shares, and (ii) in no event shall the First Bonus Target Period Fraction  be greater than one (1.00).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(b)          Second Bonus Period.  On or before March 1, 2018, Parent, shall complete the calculation of Actual Company 2017 Adjusted EBITDA, and deliver such Actual Company 2017 Adjusted EBITDA calculation to the Participant Representative (the “Second Bonus Period Notice”).  The Second Bonus Period Notice shall contain reasonably detailed data supporting the calculation of the Actual Company 2017 Adjusted EBITDA.  Notwithstanding whether or not any First Bonus Period Shares have been issued, if Actual Company 2017 Adjusted EBITDA, as finally determined pursuant to Section 2.3, is at least seventy-five percent (75%) of the 2017 Adjusted EBITDA Target, then Parent shall issue shares of Parent Common Stock (the “Second Bonus Period Shares”) to each Bonus Plan Participant according to his or her Pro Rata Bonus Portion (rounded down to the nearest whole share) within thirty (30) days of the final determination of Actual Company 2017 Adjusted EBITDA pursuant to Section 2.3. The aggregate possible number of Second Bonus Period Shares that may be awarded under this Section 2.2(b) shall be equal to (i) [***] of the Total Potential Incentive Shares, multiplied by (ii) the Second Bonus Period Target Fraction, with the result of such calculation rounded down to the nearest whole share and allocated to the Bonus Plan Participants based on their respective Pro Rata Portion. For the avoidance of any doubt, (i) if Actual Company 2017 Adjusted EBITDA is less than seventy-five percent (75%) of the 2017 Adjusted EBITDA Target, then Parent shall have no obligation to issue, and no Bonus Plan Participant shall have the right to receive, any Second Bonus Period Shares, and (ii) in no event shall the Second Bonus Period Target Fraction be greater than one (1.00).

(c)          Third Bonus Period.  On or before March 1, 2019, Parent, shall complete the calculation of Actual Company 2018 Adjusted EBITDA, and deliver such Actual Company 2018 Adjusted EBITDA calculation to the Participant Representative (the “Third Bonus Period Notice”).  The Third Bonus Period Notice shall contain reasonably detailed data supporting the calculation of the Actual Company 2018 Adjusted EBITDA.  Notwithstanding whether or not any First Bonus Period Shares and/or Second Bonus Period Shares have been issued, if Actual Company 2018 Adjusted EBITDA, as finally determined pursuant to Section 2.3, is at least seventy-five percent (75%) of the 2018 Adjusted EBITDA Target, then Parent shall issue shares of Parent Common Stock (the “Third Bonus Period Shares,” and collectively with the First Bonus Period Shares and the Second Bonus Period Shares, the “Incentive Shares”) to each Bonus Plan Participant according to his or her Pro Rata Bonus Portion (rounded down to the nearest whole share) within thirty (30) days of the final determination of Actual Company 2018 Adjusted EBITDA pursuant to Section 2.3. The aggregate possible number of Third Bonus Period Shares that may be awarded under this Section 2.2(c) shall be equal to (i) [***] of the Total Potential Incentive Shares, multiplied by (ii) the Third Bonus Period Target Fraction, with the result of such calculation rounded down to the nearest whole share and allocated to the Bonus Plan Participants based on their respective Pro Rata Portion. For the avoidance of any doubt, (i) if Actual Company 2018 Adjusted EBITDA is less than seventy-five percent (75%) of the 2018 Adjusted EBITDA Target, then Parent shall have no obligation to issue, and no Bonus Plan Participant shall have the right to receive, any Third Bonus Period Shares, and (ii) in no event shall the Third Bonus Period Target Fraction be greater than one (1.00).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
2.3.         Review of EBITDA Calculation.

(a)          Right to Review Calculation.  The Participant Representative shall have twenty (20) Business Days after receipt of each of the First Bonus Period Notice, the Second Bonus Period Notice and the Third Bonus Period Notice (each an “Bonus Period Notice”), to verify Parent’s calculation of the applicable Adjusted EBITDA of the Company for the respective Bonus Plan Period and the amount of Incentive Shares required to be issued by Parent to the Bonus Plan Participants in Section 2.2(a), Section 2.2(b) and Section 2.2(c), as applicable.  If the Participant Representative disagrees with the amount of Incentive Shares to be issued pursuant to Section 2.2(a), Section 2.2(b) and Section 2.2(c), the Participant Representative may, within twenty (20) Business Days after receipt of the applicable Bonus Period Notice, deliver a notice (an “Bonus Period Objection Notice”) to Parent setting forth in reasonable detail the basis for the Participant Representative’s objection, including specific data and information that supports the Participant Representative’s position on the calculation of the Company’s Adjusted EBITDA for the applicable Bonus Plan Period and the related amount of Incentive Shares to be issued.  If no Bonus Period Objection Notice is delivered by the Participant Representative within such twenty (20) Business Day period (or if earlier, an affirmative agreement to the entirety of the applicable Bonus Period Notice is delivered by the Participant Representative in writing to Parent), then the Participant Representative shall be deemed to have irrevocably agreed, and consented to (individually and on behalf of all Bonus Plan Participants), Parent’s calculation of the applicable Adjusted EBITDA and amount of Incentive Shares as the final and binding determination of such amounts, such agreement being deemed to have occurred as of the earlier of the date of an affirmative notice of agreement or the end of the twenty (20) Business Day period. If a Bonus Period Objection Notice is delivered in accordance with this Section 2.3(a), Parent and the Participant Representative will use their respective commercially reasonable efforts to resolve any disagreements related to such notices and come to a final determination.

(b)          Submission to Independent Auditor.  In the event Parent and the Participant Representative do not agree as to a final determination of the applicable Adjusted EBITDA of the Company and amount of Incentive Shares within twenty (20) Business Days after Parent has received a timely submitted Bonus Period Objection Notice from the Participant Representative, then all amounts in dispute shall be submitted to the Independent Auditor in accordance with this Section 2.3(b).  Parent and the Participant Representative will direct the Independent Auditor to render a determination within sixty (60) days of its retention and Parent, the Company and the Participant Representative will cooperate with the Independent Auditor during their engagement.  The Independent Auditor will consider only those items and amounts set forth in the Bonus Period Objection Notice which Parent and the Participant Representative are unable to resolve; provided, however, that each of Parent and the Participant Representative shall be entitled to make a presentation to the Independent Auditor regarding the items and amounts that Parent and the Participant Representative are unable to resolve.  In making its determination, the Independent Auditor shall (i) be bound by the terms and conditions of this Bonus Plan, including without limitation, the definitions of EBITDA, Adjusted EBITDA and the other terms and definitions of this Bonus Plan, and (ii) not assign any value with respect to a disputed amount that is greater than the higher value for such amount claimed by either Parent or the Participant Representative, or that is less than the lower value for such amount claimed by either Parent or the Participant Representative.  The determination of the Independent Auditor will be conclusive and binding upon Parent, the Company, the Participant Representative and the Bonus Plan Participants.  Parent shall pay the fees and expenses of the Independent Auditor; provided, however, that if the Independent Auditor’s final determination of the disputed items (in aggregate) results in the overall calculation of Adjusted EBITDA for the related Bonus Plan Period being closer to the amount (or implied amount) claimed by Parent than it is to the amount (or implied amount) claimed by the Participant Representative, then Parent shall be entitled to deduct and withhold such number of Incentive Shares otherwise to be issued to the Bonus Plan Participants pursuant to Section 2.2(a), Section 2.2(b) and/or Section 2.2(c) equal to the cash value of the fees and expenses incurred by Parent in connection with the Participant Representative’s decision to dispute the related Bonus Plan Notice, such value of the Incentive Shares determined based on Parent Trading Price determined as of the date of the related Bonus Plan Notice, or may deduct and withhold from any cash payments to be made to the Bonus Plan Participants pursuant to Section 5.1(c).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
2.4          Allocation of Awards; Issuance of Incentive Shares.

(a)          Issuances of Awards.  All issuances of Incentive Shares pursuant to each of Section 2.2(a), Section 2.2(b) and Section 2.2(c) shall occur within thirty (30) days after the applicable final determination of Adjusted EBITDA of the Company in the applicable period determined in accordance with Section 2.3.

(b)          Withholdings.  Parent will be entitled to deduct and withhold such number of Incentive Shares otherwise to be issued to the Bonus Plan Participants pursuant to this Bonus Plan equal to the cash value of the withholdings contemplated by Section 6.4 or otherwise under any Applicable Law to be deducted or withheld therefrom as a result of the issuance of the Incentive Shares to the Bonus Plan Participants pursuant to this Bonus Plan, such value of the Incentive Shares determined based on Parent Trading Price determined as of the date of the related Award Date of such Incentive Shares, or may deduct and withhold from any cash payments to be made to the Bonus Plan Participants pursuant to this Bonus Plan or from any other compensation for services or accept a payment in cash from the related Bonus Plan Recipient in lieu of such an adjustment, for all or any portion of any withholdings contemplated by Section 6.4 or otherwise required by Applicable Law as a result of the issuance of the Incentive Shares.

(c)          Tax Treatment of Awards.  The parties acknowledge and agree that the issuance of the Incentive Shares upon achievement of the Adjusted EBITDA Targets is subject to the terms and conditions set forth in this Bonus Plan and will be considered for tax purposes as compensation for services.

(d)          Adjustment of Awards for Dividends.  If the Participant Representative delivers a Bonus Period Objection Notice in response to a Bonus Period Notice, and after the date of the Bonus Period Objection Notice but prior to the Award Date of the applicable Incentive Shares, Parent sets a record date for the issuance of dividends or other distributions on Parent Common Stock which would have, if not for the delivery of the Bonus Period Objection Notice, included the applicable Incentive Shares, then, upon final determination of the number of Incentive Shares issuable for such applicable Bonus Plan Period, if such determination is closer to the number of Incentive Shares originally determined by Parent than it is to the number of Incentive Shares determined (or implied by the disputed amount) claimed by the Participant Representative, then Parent shall deliver to the Bonus Plan Participants on the Award Date of the related Incentive Shares, in addition to the number of Incentive Shares that would otherwise have been issued, the value of the dividend or distribution, in the same form of consideration that would have been received by the Bonus Plan Participants had they held the applicable Incentive Shares on the record date for such dividend or distribution.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
2.5          Adjustments for Stock Splits.  For all purposes of this Bonus Plan, the share amounts of Parent Common Stock shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into or exercisable or exchangeable for Parent Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change of securities with respect to Parent Common Stock occurring or having a record date on or after the Closing Date and prior to the related Award Date.  Under no circumstances shall Parent be required to issue a number of shares under this Bonus Plan greater than the number of Total Potential Incentive Shares, as may be subsequently adjusted by this Section 2.5.

2.6          Acceleration of Awards Relating to Parent Events.  In the event of a Company Sale, Parent shall either (i) exercise its pre-payment option rights under Section 2.8(a) no later than immediately prior to the consummation of the Company Sale or (ii) cause the successor entity or acquirer in such transaction to expressly assume all obligations of Parent under this Bonus Plan (other than the requirement to issue the Award in the form of Parent Common Stock which obligation may be in the form of such successor entity or acquirer delivering the cash equivalent of the Incentive Shares to such Bonus Plan Participants (with the applicable cash value of such Incentive Shares being the applicable per share price of the Parent Common Stock offered by such acquirer to the other stockholders of Parent or paid by such acquirer, as applicable, in connection with such Company Sale multiplied by the number of Incentive Shares that such Bonus Plan Participant would otherwise have been issued on such Award Date(s)).

2.7          Acceleration or Forfeiture of Awards Relating to Cessation of Employment.

(a)          If any Bonus Plan Participant ceases employment with any of the Company, Parent or another Affiliate of Parent during the Bonus Plan Period and such termination was made by the Company, Parent or such other Affiliate of Parent without Cause, or was made by such Bonus Plan Participant for Good Reason, then, notwithstanding anything to the contrary in this Bonus Plan, such terminated Bonus Plan Participant shall be deemed to have earned an Award of Incentive Shares for each Adjusted EBITDA Period which, as of the respective date of termination, (i) has not been completed  (such period “Uncompleted Bonus Period”) and, solely with respect to such Bonus Plan Participant ceasing employment and not any another Bonus Plan Participant, without regard to whether the related Adjusted EBITDA Target is or would be satisfied and (ii) has been completed (such period, the “Completed Bonus Period”), but subject to whether the related Adjusted EBITDA Target for the completed Adjusted EBITDA Period was actually satisfied.  Such Award(s) will be calculated by applying the Pro Rata Bonus Portion applicable to such Bonus Plan Participant and applying the Applicable Bonus Period Fraction (which shall be one (1.0) in the case of each Uncompleted Bonus Period) but otherwise using the calculations set forth in Sections 2.2(a), 2.2(b) and 2.2(c).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
For purposes of illustration, if the termination was made by the Company, Parent or such other Affiliate of Parent without Cause, or was made by such Bonus Plan Participant for Good Reason effective on January 15, 2018, such that (i) the period underlying the calculation of the Actual Company 2017 Adjusted EBITDA has been completed (but the related Award Date has not occurred) and (ii) the period underlying the calculation of the Actual Company 2018 Adjusted EBITDA has not been completed, then the Award for such Bonus Plan Participant shall be determined based on (i) the actual Adjusted EBITDA for purposes of calculating whether any Second Bonus Period Shares shall be issued to such Bonus Plan Participant and (ii) the 2018 Adjusted EBITDA Target being deemed to have been satisfied irrespective of the actual Adjusted EBITDA for the related Adjusted EBITDA Period underlying the Actual Company 2018 Adjusted EBITDA for purposes of the Third Bonus Period Shares.

(b)         Any issuances of Incentive Shares as a result of the operation of this Section 2.7 shall be issued on a single Award Date which shall be no later than (i) thirty (30) days following the related employment termination date or (ii) the date that any calculation of the applicable Adjusted EBITDA for a Completed Bonus Period and amount of Incentive Shares becomes final and binding in accordance with Section 2.3 (but in no event later than the last day of the calendar year in which the Bonus Period Notice was required to be delivered for a Completed Bonus Period).  The number of Incentive Shares issued pursuant to Section 2.7 shall be deducted from the aggregate number of Incentive Shares that would otherwise be issued to other Bonus Plan Participants pursuant to Sections 2.2(a), Sections 2.2(b) and/or Sections 2.2(c) with respect to the related Adjusted EBITDA Period such that in no event shall Parent be obligated to issue an aggregate number of Incentive Shares for such Bonus Plan Period greater than the number of Incentive Shares issuable had an accelerated issuance under Section 2.7(a) not occurred.

(d)          If any Bonus Plan Participant ceases employment with any of the Company, Parent or another Affiliate of Parent during the Bonus Plan Period and such termination was made by the Company, Parent or such other Affiliate of Parent for Cause, or was made by such Bonus Plan Participant without Good Reason, then, notwithstanding anything to the contrary in this Bonus Plan, such terminated Bonus Plan Participant shall not be entitled to any Awards other than to the extent of any Awards Dates that occurred prior to the related termination date.

2.8          Plan Adjustments.

(a)          Conversion to Time-Based Vesting.  At any time during the Bonus Plan Period, Parent can satisfy in full all remaining obligations under this Bonus Plan, with respect to a Bonus Plan Period for which Awards have not already been issued or paid, by electing, in its sole discretion, to deem that the respective Adjusted EBITDA Target has been satisfied in full (including by setting the Applicable Bonus Period Fraction for each remaining Bonus Plan Period to one (1.0)), and thereafter this Bonus Plan shall become solely time-based vested, requiring that a Bonus Plan Participant to be an employee of Company, Parent or any other Affiliate of Parent on the applicable Award Date, as follows: (i) for any Award pursuant to Section 2.2(a), April 1, 2017, (ii) for any Award pursuant to Section 2.2(b), April 1, 2018, and (iii) for any Award pursuant to Section 2.2(a), April 1, 2019.  Any allocation of Incentive Shares following an adjustment under this Section 2.8(a) shall be made otherwise in accordance with Section 2.2(a), Section 2.2(b) or Section 2.2(c), respectively, and Section 2.4.  In the event of Parent exercising its rights under this Section 2.8(a), Parent may elect to terminate any of the obligations under Section 3.1 of this Bonus Plan effective as of the Plan Adjustment Date.  For the avoidance of any doubt, if Parent has exercised its right to adopt a time-vesting condition under this Section 2.8(a), then, in the event any Bonus Plan Participant thereafter ceases employment with any of the Company, Parent or another Affiliate of Parent during the Bonus Plan Period and such termination was made by the Company, Parent or such other Affiliate of Parent without Cause, or was made by such Bonus Plan Participant for Good Reason, then, notwithstanding anything to the contrary in this Bonus Plan, such terminated Bonus Plan Participant shall be deemed to have earned an Award of Incentive Shares for each Uncompleted Bonus Period and Completed Bonus Period (in each case assuming the Adjusted EBITDA Target was satisfied in full).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(b)          Early Termination.  This Bonus Plan shall be subject to the following rights of Parent:

(i)          If [***] ceased employment for any reason with any of the Company, Parent or another Affiliate of Parent during the Bonus Plan Period, then, without limiting the rights of the terminated Bonus Plan Participants pursuant to Section 2.7, Parent shall thereafter have the right, in its sole discretion, exercisable at any time, to terminate this Bonus Plan (or any of the obligations under Section 3.1) in which case no other Bonus Plan Participants shall be entitled to receive any Awards to the extent the related Award Dates have not occurred prior to such Plan Adjustment Date.

(ii)          [***].

(c)          Plan Adjustment Date.  For purposes of this Section 2.8, the term “Plan Adjustment Date” shall mean the effective date of any plan termination or adjustment of this Bonus Plan exercised by Parent in accordance with this Section 2.8.

2.9          Issuance Limitation.   Notwithstanding anything in this Bonus Plan to the contrary, the aggregate number of Parent Common Stock issuable by Parent under this Bonus Plan shall in no event exceed 19.99% of the number of issued and outstanding shares of Parent Common Stock as of the date of this Bonus Plan, subject to adjustment for stock splits, stock dividends, or other similar recapitalizations as contemplated in Section 2.5 (the “Issuance Limitation”).  In the event Parent is obligated to make Awards in excess of the Issuance Limitation, Parent shall deliver the cash equivalent of the Incentive Shares to the extent they would otherwise would be in excess of the Issuance Limitation to such Bonus Plan Participants (with the applicable cash value of such portion of Incentive Shares to be paid in the form of an equivalent cash payment equal to the Parent Trading Price determined as of the related Award Date(s) multiplied by the number of Incentive Shares in excess of the Issuance Limitation that such Bonus Plan Participant would otherwise have been issued on such Award Date(s)).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE III
LIMITATIONS ON DUTIES AND PROTECTIVE COVENANTS

3.1          Duties and Support.

(a)          No Implied Duties or Other Agreements.  The provisions of this Section 3.1 shall constitute the entirety of the obligations of Parent and its Affiliates with respect to the operation of the Company, the support required to be given by Parent and its Affiliates to the Company and all other matters regarding actions or inactions by, or duties and obligations of, Parent or its Affiliates that might affect the achievement or non-achievement of the Adjusted EBITDA Targets, and there are no duties or obligations (implied or otherwise) regarding such matters that are not expressly set forth in this Section 3.1 (except those obligations that are expressly required by Applicable Law that have not been otherwise validly waived or modified pursuant to this Bonus Plan).  By way of illustration and not limitation, nothing herein may be construed to create any fiduciary duty or any similar obligation on the part of Parent, the Company or any other Affiliates of Parent as to any Bonus Plan Participants with respect to the attainment of any of the Adjusted EBITDA Targets.

(b)         Agreed Duties and Obligations.  From the Closing Date through the earlier of December 31, 2018 and the date, if any, that all Incentive Shares issuable in accordance with the terms of this Bonus Plan have previously been issued and no further Incentive Shares are issuable under this Bonus Plan (the “Bonus Plan Period”), the following shall be in effect:

(i)            General Principles.  The Bonus Plan Participants, on the one hand, and the Company and Parent, on the other hand, will work in good faith to prevent any misalignment in incentives to either side in respect of the potential achievement of the Adjusted EBITDA Targets and the potential issuance of the Incentive Shares pursuant to this Bonus Plan.

(ii)           No Impairment.  Neither the Company nor Parent shall, take, or omit to take, any action that is intended by such Person to impede or impair the Company’s achievement of any Adjusted EBITDA Targets or the Company’s overall business results.  No Bonus Plan Participant shall, take, or omit to take, any action that is intended by such person to impede or impair the achievement of any Adjusted EBITDA Targets, or to cause achievement of such targets to reflect anything other than the actual economic performance of the Company as a stand-alone business unit, or to impair the short, medium or long-term prospects of the Company.

(iii)          Stand-Alone Business; Integration.  The Company shall continue as a stand-alone business and autonomous business unit owned by Parent, with the same business name; provided, that (1) all Company systems (finance, accounting, human resources, benefits, payroll, legal contract administration, IP management, cash management, banking and other) shall be as fully integrated into, or replaced with, Parent’s systems as Parent may reasonably request from time to time, with at least the same cooperation from the Company and the Bonus Plan Participants as is required by Parent of any of its other Subsidiaries or any of its employees, (2) one or more designees of Parent will be the only members of the board of directors of the Company, and (3) the stand-alone operation and autonomy of the Company will be impacted by the covenants in this Section 3.1 and the Parent Protective Provisions (as defined below).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(iv)          Operations.  [***].

(v)          Administrative Services.  Parent shall provide reasonable general and administrative support to the Company including, without limitation, with respect to legal, accounting, human resources, employee benefits administration and real estate management (the “Parent Administrative Services”) up to a level substantially consistent with Parent’s past practices, [***]. The parties agree that the costs and expenses of Parent Administrative Services incurred by Parent or any of Parent’s Affiliates shall not be included in the calculation of either Actual Company 2016 Stub-Period Adjusted EBITDA, Actual Company 2017 Adjusted EBITDA or Actual Company 2018 Adjusted EBITDA, as the case may be.  Nothing in the manner or quality of Parent Administrative Services provided by Parent and its Subsidiaries shall be claimed to have impacted whether the Adjusted EBITDA Targets have been met or not met.

(vi)          Cash Contributions and Distributions. Parent is not required to contribute any cash or capital to Company, or make credit available to the Company, nor is there any expectation that Parent will do so in order to help achieve any Adjusted EBITDA Targets.  Parent shall not cause the Company to make any dividends or similar distributions from the Company to the extent that such distributions would result in the Company failing to have, following such action, sufficient working capital needed to achieve its Adjusted EBITDA Targets.

(vii)         Human Resources.  The Company shall maintain its own (as of the date of the Merger Agreement) Company Benefit Plans (or, with the joint consent of the Participant Representative and Parent, may adopt the plans of Parent or another Parent Subsidiary), and the Company shall maintain its own policies and practices relating to employee hiring, retention, compensation and vacation, in each case subject to Applicable Law.  Nothing in the nature of the Company Benefit Plans shall be claimed to have impacted whether the Adjusted EBITDA Targets have been met or not met.

(viii)        Company Cooperation.  The parties agree that even though this Section 3.1 grants discretion and limits discretion of the parties in regard to the matters set forth in this Section 3.1, the Company is, and in every other respect will operate as, a wholly-owned Subsidiary of Parent.  [***].

(ix)          Communication; Third Party Communications.  An executive level designee or designees of Parent, on the one hand, and the Bonus Plan Participants, on the other hand, shall make themselves reasonably available for any and all business communications on a not less than a weekly basis.  [***].

(x)           Customer Support.  Upon the reasonable advance written request of the Participant Representative to Parent and with the agreement of Parent, Parent shall provide reasonable customer support resources to the Company [***]. Nothing in the manner or quality of such customer support resources shall be claimed to have impacted the determination of whether the Adjusted EBITDA Targets have been met.  [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(xi)          [***].

3.2          Protective Provisions.

(a)          Without Parent’s prior written consent, which may be conditioned, withheld or delayed in its sole discretion, the Company shall not, and no Bonus Plan Participant shall seek to cause the Company to, take any action that would require board approval under the Delaware General Corporate Law or any of the following actions; and any denial, conditioning and/or delay of consent by Parent with respect to any of these matters shall not give any basis for claiming that the Adjusted EBITDA Targets would have been achieved but for such denial, conditioning and/or delay nor otherwise give any right or claim against Parent, the Company or any other Affiliate of Parent with respect to the final determination of Actual Company 2016 Stub-Period Adjusted EBITDA, Actual Company 2017 Adjusted EBITDA and/or Actual Company 2018 Adjusted EBITDA, as the case may be, or otherwise:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***];

(vi)	[***];

(vii)	[***];

(viii)	[***];

(ix)	[***];

(x)	[***];

(xi)	[***]; or

(xii)	[***].

(b)          Without Parent’s prior written consent, which may not be unreasonably withheld, conditioned or delayed, the Company shall not, and no Bonus Plan Participant shall seek to cause the Company to take any of the following actions; and any denial, conditioning and/or delay of consent by Parent with respect to any these matters shall not give any basis for claiming that the Adjusted EBITDA Targets would have been achieved but for such denial, conditioning and/or delay (unless such denial fails to satisfy the requirement therefor in this Section 3.2(b) as being unreasonably withheld) nor otherwise give any right or claim against Parent with respect to the final determination of Actual Company 2016 Stub-Period Adjusted EBITDA, Actual Company 2017 Adjusted EBITDA or Actual Company 2018 Adjusted EBITDA, as the case may be, or otherwise.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(i)	[***];

(ii)	[***]; or

(iii)	[***].

(c)          The provisions in Section 3.2(a) and (b) are sometime referred to herein as the “Parent Protective Provisions.”

ARTICLE IV
GENERAL RELEASE

4.1          General Release from Bonus Plan Participants.

(a)          In consideration of the Awards that may be received by such Bonus Plan Participant pursuant to this Bonus Plan, each Bonus Plan Participant hereby, effective as of the Closing, releases, waives and relinquishes to the fullest extent permitted under applicable law, any and all rights to bring a claim against (i) the Company and any of its Subsidiaries and their respective officers, directors, security holders, agents and other representatives in connection with the ownership and management of the Company prior to the Closing or (ii) against the Company, Parent and any of Parent’s other Affiliates (including, following the Closing, the Company) and their respective officers, directors, security holders, agents and other representatives with respect to any claims for Incentive Shares or this Bonus Plan, other than a claim against Parent or any Affiliate for violation of the covenants explicitly set forth in this Bonus Plan.   Each Bonus Plan Participant acknowledges and agrees that the general release they are providing under this Section 4.1 is a material inducement to Parent’s willingness to enter into the Merger Agreement and to the adopt this Bonus Plan.

(b)          IN CONNECTION WITH THIS WAIVER EACH BONUS PLAN PARTICIPANT IS AGREEING, EFFECTIVE AS OF THE CLOSING, TO RELEASE, WAIVE AND TO RELINQUISH ANY AND ALL RIGHTS AND BENEFITS AFFORDED BY SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, OR ANY SIMILAR OR ANALOGOUS PROVISION OF THE LAWS OF ANY OTHER JURISDICTION.  SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE V
TRADING RESTRICTIONS

5.1          Re-sales of Parent Common Stock; Trading Restrictions.

(a)          For a period of two (2) years from the respective Award Date of any Incentive Shares under this Bonus Plan, Purchaser shall use commercially reasonable efforts to ensure that Parent Common Stock is eligible for sale under Rule 144 under the Securities Act (“Rule 144”).  If a Bonus Plan Participant is eligible to utilize Rule 144 but reasonably determines that such Bonus Plan Participant is subject to the volume limitations required under Rule 144, then within the later to occur of (i) thirty (30) days following written notice by such Bonus Plan Participant or (ii) ten (10) Business Days following each participating Bonus Plan Participant having provided all information reasonably requested by Parent to prepare such registration statement, Parent shall file a registration statement under the Securities Act on Form S-3, Form S-8 or such other form to the extent Parent is eligible to include such Incentive Shares as determined by Parent in its sole discretion.

(b)          In connection with any obligation of Parent to file and maintain a registration statement under the Securities Act, the right of a Bonus Plan Participant to participate (or continue to participate) in a registration under the Securities Act shall be conditioned on such Bonus Plan Participant delivering customary selling stockholder questionnaires and other customary information from time to time as reasonably requested by Parent and otherwise reasonably cooperating with Parent in connection with such registration statement.  Parent shall use its commercially reasonable efforts to cause such registration statement to be declared effective within thirty (30) days after filing (and keep such registration statement effective (or portion thereof relating to such Bonus Plan Participant) effective until the earlier of (a) the sale of all or substantially all of the shares included in such registration statement,  (b) such Bonus Plan Participant no longer being restricted by volume restrictions under Rule 144 (determined for each participating employee on an individual basis) and (c) two (2) years from the respective Award Date of the participant Incentive Shares included in such registration statement.    Subject to the foregoing, any Incentive Shares issued under this Bonus Plan shall be subject to typical restrictions as imposed by a private placement of shares.

(c)          In connection with any issuance of Incentive Shares pursuant to this Bonus Plan, each recipient Bonus Plan Participant shall complete, if requested by Parent, an investor questionnaire which will include a representation and warranty from such recipient as to whether such recipient is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and other customary representations and warranties as reasonably requested by Parent.  Parent may, in its sole discretion, elect to, in lieu of delivering Incentive Shares to a Bonus Plan Participant who does not qualify as an “accredited investor,” deliver the cash equivalent of the Incentive Shares to such Bonus Plan Participant (with the applicable cash value of such Incentive Shares being the Parent Trading Price determined as of the related Award Date(s) multiplied by the number of Incentive Shares that such Bonus Plan Participant would otherwise have been issued on such Award Date(s)).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(d)          The shares of Parent Common Stock issued pursuant to this Bonus Plan shall be subject to the restrictions on shares of Parent Common Stock under Parent’s insider trading policy applicable to similarly situated employees of Parent or its Subsidiaries.

ARTICLE VI
MISCELLANEOUS

6.1          Effective Date.  Notwithstanding anything in this Bonus Plan to the contrary, this Bonus Plan shall not become effective unless, and until, the Closing has occurred, in which case this Bonus Plan shall be effective as of the Closing Date.  This Bonus Plan can be terminated at any time prior to the Closing by Parent (without any further action or consent of any other Person or signatory) if the Merger Agreement is terminated.

6.2          Amendment, Suspension or Termination of Plan.

(a)          Subject to Section 6.1 for any period prior to the Closing, following the Closing, Parent and the Participant Representative may, from time to time, amend, suspend, or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of this Bonus Plan, to any extent and in any manner that such parties in their respective sole discretion may consider advisable, necessary or desirable.

(b)          No amendment, suspension or termination of this Bonus Plan shall adversely affect the rights of a Bonus Plan Participant with respect to the amount of his or her Award under this Bonus Plan determined prior to the date of adoption of the amendment, suspension or termination.

6.3          No Rights as a Stockholder. All Incentive Shares to be issued pursuant to this Bonus Plan shall be deemed issued and outstanding only as of the related Award Date of such consideration, and subject to Section 2.4(d), no Bonus Plan Participant shall be entitled to any dividend or distribution declared by Parent in respect of any Incentive Shares the record date for which is prior to such payment date.  This right of a Bonus Plan Participant to the Incentive Shares shall not represent an ownership interest in Parent unless and until Incentive Shares are actually issued and shall not entitle any Bonus Plan Participant to any rights common to any holder of any equity security of Parent.

6.4.         Tax Withholdings.  The Company or Parent, as applicable, shall withhold from any amounts payable under this Bonus Plan, or from any other compensation payable to the Participant, any and all federal, state and local income taxes, FICA and other employment taxes, and any other taxes that are required to be withheld or paid from such payment under applicable law.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
6.5.         Section 409A of the Code.  The intent of the Company and Parent is that payments and benefits under this Bonus Plan be exempt from or in compliance with Section 409A of the Code and the regulations and guidance promulgated thereunder and any similar state tax laws (“Section 409A”).  Accordingly, to the maximum extent permitted by law, this Bonus Plan and the Awards shall be interpreted to be exempt from or in compliance with Section 409A.  Any references in this Bonus Plan to a Bonus Plan Participant’s “termination,” “termination of employment” or like terms shall mean “separation from service” within the meaning of Section 409A.  Whenever an Award under this Bonus Plan specifies a payment or issuance period, the actual date of payment within the specified period shall be within the sole discretion of Parent.  For purposes of Section 409A, each payment pursuant to this Bonus Plan shall be treated as a separate and distinct payment.  In no event shall any Award under this Bonus Plan that constitutes “nonqualified deferred compensation” subject to Section 409A be subject to offset, counterclaim or recoupment by any other amount payable to a Bonus Plan Participant unless otherwise permitted by Section 409A.  The Company shall not be liable for any additional tax, interest or penalty that may be imposed on any Bonus Plan Participant under Section 409A or damages for failing to comply with Section 409A.

6.6.         No Right to Awards or Continued Employment. Neither the establishment of this Bonus Plan nor the provision for or payment of any Awards hereunder nor any action of the Company, Parent or the Participant Representative in respect of this Bonus Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, any Award or any other benefit under this Bonus Plan, or any legal right to be continued in the employ of the Company, Parent or any other Affiliate of Parent.  The Company and/or Parent, or any other respective Affiliate employer, expressly reserves any and all rights to discharge any Company employee in its sole discretion, without liability of any person, entity or governing body under this Bonus Plan or otherwise.  Nothing in this Section 6.6, however, is intended to adversely affect any express independent right of any person under any separate employment agreement.

6.7.         Discretion of Company and Parent.  Any decision made or action taken by the Company or by Parent arising out of or in connection with the creation, amendment, construction, administration, interpretation, and effect of this Bonus Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons.  No member of the board of directors of Parent or the Company or any other Affiliate of Parent shall have any liability for actions taken or omitted under this Bonus Plan by such person or any other Person.

6.8.         Arbitration.  All claims, disputes and other matters in question arising out of or relating to this Plan shall be resolved by binding arbitration before a panel of three arbitrators, one of whom shall be selected by the Participant Representative, one of whom shall be selected by Parent, and the two arbitrators so selected shall select the third arbitrator, in each case selected from Judicial Arbitration and Mediation Services, Inc. (“JAMS”), in Los Angeles County, California.  In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this paragraph, or has discontinued its business, the parties agree that the arbitrators shall be selected otherwise in the same manner set forth in this Section 6.8 but substituting the American Arbitration Association, or its successor (“AAA”), in Los Angeles County, California, for JAMS.  Notice of the demand for arbitration shall be filed in writing with the other party to the dispute and with JAMS (or AAA, if necessary).  In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.  The arbitration shall be subject to commercial rules and procedures used or established by JAMS, or if there are none, the commercial rules and procedures used or established by AAA.  Notwithstanding anything to the contrary in the JAMS (or AAA) rules and procedures, the arbitration shall provide for (i) written discovery and depositions adequate to give the parties access to documents and witnesses that are essential to the dispute and (ii) a written decision by the arbitrators that includes the essential findings and conclusions upon which the decision is based.  Subject to Section 6.9, the parties shall bear their own costs and attorneys' fees incurred in conducting the arbitration, and shall split equally the fees and administrative costs charged by the arbitrators and JAMS (or AAA) unless required otherwise by applicable law.  Any award rendered by JAMS (or AAA) shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof.  Any arbitration hereunder shall be conducted in Los Angeles County, California, unless otherwise agreed to by the parties.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
6.9.         Attorneys’ Fees.  In the event of any arbitration or litigation concerning any controversy, claim, or dispute arising out of or relating to this Bonus Plan, the prevailing party shall be entitled to recover from the non-prevailing party reasonable expenses, attorneys' fees and costs incurred in connection therewith or in the enforcement or collection of any judgment or award rendered therein.  The “prevailing party” means the party determined by the arbitrators or court, as the case may be, to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

6.10.       No Funding of Plan.  Neither the Company, Parent nor any other Affiliate of Parent shall be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Bonus Plan Participants under this Bonus Plan.  This Bonus Plan shall constitute an “unfunded” plan of the Company and Parent.  Neither the Company, Parent nor any other Affiliate of Parent shall, by any provision of this Bonus Plan, be deemed to be a trustee of any property, and any rights of any Bonus Plan Participant shall be no greater than those of a general unsecured creditor of the Company.

6.11.       Non-Transferability of Benefits and Interests.  Except as expressly permitted by Parent, no benefit payable under this Bonus Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant.

6.12.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICABILITY OF ANY LAW OTHER.

6.13.       Non-Exclusivity.  This Bonus Plan does not limit the authority of the Company, Parent, any other Affiliate of Parent, to grant awards of any other kind or authorize any other compensation to any person under any other plan or authority.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
6.14.       Notifications. The Participant Representative, on the Closing Date, shall provide written notice to the Bonus Plan Participants as of their proposed Pro Rata Bonus Portion. Participant Representative and Parent shall cooperate in good faith on the form of the notice to be provided.

6.15.       Entire Understanding.  This document is a complete statement of this Bonus Plan.  This Bonus Plan’s provisions supersede all prior plans, representations and proposals written or oral as they apply to the Bonus Plan Participants and any other Company employees.  Neither the Company, Parent nor any other Parent Affiliate nor the Participant Representative is bound or liable to any employee of the Company, Parent or any other Affiliate of Parent for any representation, promise or inducement relating to this document, which is not expressly set forth in this document.

6.16.       Titles and Headings; Construction.  The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

[ Remainder of Page Intentionally Left Blank ]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned have caused this Bonus Plan to be signed, all as of the date first written above.

PARENT:

STAMPS.COM INC.

By:
Name:
Title:

COMPANY:

SHIPPINGEASY, INC.

By:
Name:
Title:

PARTICIPANT REPRESENTATIVE:

[***] on behalf of the Participant Representative and the Bonus Plan Participants

Name:	[***]

[ Signature Page to Management Incentive Plan ]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
THE FOREGOING BONUS PLAN IS HEREBY ACKNOWLEDGES AND AGREED BY THE FOLLOWING PERSONS:

THIS BONUS PLAN CONTAINS A GENERAL RELEASE OF CLAIMS IN FAVOR OF THE COMPANY AND PARENT FROM THE UNDERSIGNED.  BY SIGNING BELOW, EACH OF THE UNDERSIGNED REPRESENTS AND WARRANTS TO PARENT AND THE COMPANY THAT (A) THEY HAVE READ AND UNDERSTOOD THE TERMS OF THE BONUS PLAN AND HAVE RECEIVED FULL CONSIDERATION FOR THEIR AGREEMENTS REFLECTED THEREIN, (B) HAVE RETAINED AND BEEN ADVISED BY INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THEIR DECISION TO ENTER INTO THIS AGREEMENT AND (C) AND ACKNOWLEDGE AND AGREE THAT THEIR AGREEMENT AS TO THE TERMS OF THIS BONUS PLAN WAS A MATERIAL INDUCEMENT TO THE WILLINGNESS OF PARENT TO ENTER INTO THIS BONUS PLAN AND THE MERGER AGREEMENT AND IS A MATERIAL CONDITION PRECEDENT TO THE CLOSING.

BONUS PLAN PARTICIPANTS:

/s/ Katie May
Name: Katie May

/s/ Barry Cox
Name: Barry Cox

[ Signature Page to Management Incentive Plan ]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

[***]

Exhibit A-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT B

[***]

Exhibit B-1